Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
DECEMBER, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.2855%



        Excess Protection Level
          3 Month Average  5.48%
          December, 1999  5.06%
          November, 1999  5.20%
          October, 1999  6.17%


        Cash Yield                                  19.17%


        Investor Charge Offs                        5.04%


        Base Rate                                   9.07%


        Over 30 Day Delinquency                     4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $ 49,947,826,881.37


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,671,007,362.88